UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: February 2, 2015

(Date of earliest event reported)

Imperva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35338	03-0460133
(Commission File Number)	(IRS Employer Identification No.)

3400 Bridge Parkway, Suite 200 Redwood Shores, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 345-9000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 5, 2015, Imperva, Inc. (“Imperva”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2014 and providing its business outlook. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report, including Exhibit 99.1 to this Current Report, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by Imperva with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Senior Management Bonus Plan

On February 3, 2015, the Compensation Committee of Imperva approved and adopted a senior management bonus plan for 2015 (the “2015 Bonus Plan”) to provide incentive to executive officers of Imperva. Each of Imperva’s named executive officers who is currently an executive officer is a participant in the 2015 Bonus Plan.

Under the 2015 Bonus Plan, each named executive officer who is currently an executive officer is eligible to receive a quarterly bonus equal to the Quarterly Revenues Bonus, as defined below, and focuses on Imperva’s quarterly revenues performance to determine the bonus amount payable to such eligible named executive officer in each quarter. The target quarterly bonus amount for each eligible named executive officer is set forth in the table below, provided that the Compensation Committee has not determined to reduce such bonus, including such a determination in the event that Imperva does not substantially meet its margin or operating expense targets (as provided in Imperva’s annual operating plan) in such quarter taking into account the actual revenue level:

Executive Officer	Quarterly Bonus Amount
President and Chief Executive Officer	$93,750
Chief Financial Officer	$40,425
Chief Product Officer	$25,000

The “Quarterly Revenues Bonus” is equal to the Quarterly Bonus Amount specified in the table above, multiplied by the Quarterly Revenues Bonus, determined as follows:

Quarterly Revenues Bonus Percentage	Percentage Achievement Relative to Quarterly Revenue Target (in accordance with Imperva’s internal operating plan)
112.5%	> 105%
110%	> 104% and < 105%
107.5%	> 103% and < 104%
105%	> 102% and < 103%
102.5%	> 101% and < 102%
100%	> 100% and < 101%
97.5%	> 99% and < 100%
95%	> 98% and < 99%
92.5%	> 97% and < 98%
90%	> 96% and < 97%
87.5%	> 95% and < 96%
85%	> 94% and < 95%
82.5%	> 93% and < 94%
80%	> 92% and < 93%
77.5%	> 91% and < 92%
75%	> 90% and < 91%
70%	> 89% and < 90%
65%	> 88% and < 89%
60%	> 87% and < 88%
55%	> 86% and < 87%
50%	> 85% and < 86%
0%	< 85%

The 2015 Bonus Plan also provides for a pool of shares of common stock to be granted to Imperva’s executive officers. The size of the equity pool will be determined by the Compensation Committee in connection with the year-end review based on the number of executive officers participating, the cumulative achievement of quarterly revenues targets within the fiscal year, the relative retention value of existing grants held by executive officers and in recognition of our benchmark targets in light of updated compensation data from our compensation consultant, as well as other factors. Imperva anticipates that equity awards under the 2015 Bonus Plan will be granted in the first quarter of 2016. The 2015 Bonus Plan will be administered, and cash bonus and equity awards under the plan determined, in the same manner as for Imperva’s bonus plan for 2014.

Appointment of Director

The Board of Directors (the “Board”) of Imperva appointed Allan Tessler to the Board, effective February 2, 2015 upon Mr. Tessler’s acceptance of such appointment by delivery of his signed Offer Letter on that date.

In connection with his appointment to the Board, Mr. Tessler received (1) an option to purchase shares of Imperva’s common stock equal to a Black-Scholes value on the date of grant of $130,000 at an exercise price equal to the closing price of Imperva’s common stock on the New York Stock Exchange on the date of grant, and (2) restricted stock units with a number of shares equal to $130,000 divided by the closing price of Imperva’s common stock on the New York Stock Exchange on the date of grant. The date of grant was February 4, 2015, the first Wednesday following Mr. Tessler’s acceptance of appointment to the Board. Accordingly, Mr. Tessler received an option to purchase 6,380 shares of Imperva’s common stock at an exercise price of $42.16, which was equal to the closing price of Imperva’s common stock on the New York Stock Exchange on that date (the “Option”), and restricted stock units for 3,083 shares of common stock (the “RSUs”). The Option and the RSUs will vest annually in equal installments over three years of service beginning on February 2, 2015. Upon a change in control of Imperva, the Option and the RSUs will vest in full. In addition, Mr. Tessler will receive an annual retainer of $40,000 for his service as a Board member. Mr. Tessler has not been appointed to a Board committee.

It is expected that Mr. Tessler will execute Imperva’s standard form of indemnification agreement. This agreement provides for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by Mr. Tessler in any action or proceeding to the fullest extent permitted by applicable law.

The foregoing descriptions are qualified in their entirety by the full text of the Offer Letter, effective February 2, 2015, between Imperva and Allan Tessler, attached as Exhibit 10.1 to this Current Report on Form 8-K, and the form of Indemnification Agreement, which was filed as Exhibit 10.4 to Imperva’s Amendment No. 4 to Form S-1 Registration Statement filed on October 28, 2011, each of which exhibits is incorporated by reference herein.

Departure of Director

On February 3, 2015, Steve Krausz informed Imperva of his intention not to stand for re-election as a Class I director. Mr. Krausz will remain on the Board until Imperva’s 2015 annual stockholders meeting to be held on May 6, 2015 at which the Class I directors will be elected.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

10.1	Offer Letter, effective as of February 2, 2015, between Imperva, Inc. and Allan Tessler.

99.1	Financial Results press release issued by Imperva, Inc., dated February 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPERVA, INC.

By:	/s/ Terrence J. Schmid
Terrence J. Schmid
Chief Financial Officer

Date: February 5, 2015

EXHIBIT INDEX

Number	Description

10.1	Offer Letter, effective as of February 2, 2015, between Imperva, Inc. and Allan Tessler.

99.1	Financial Results press release issued by Imperva, Inc., dated February 5, 2015.